UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 23, 2013

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	No. 1-14764	No. 11-3415180
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue Bethpage, New York	11714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 803-2300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 23, 2013, Cablevision held its Annual Meeting of Stockholders at which (i) the holders of Cablevision NY Group Class A common stock (“Class A stockholders”) voted upon the election of Zachary W. Carter, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese and Leonard Tow to Cablevision’s Board of Directors (“Board”) for one-year terms, (ii) the holders of Cablevision NY Group Class B common stock (“Class B stockholders”) voted upon the election of Rand V. Araskog, Edward C. Atwood, Frank J. Biondi, Charles F. Dolan, James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Brian G. Sweeney and Marianne Dolan Weber to the Board for one-year terms, and (iii) the Class A stockholders and the Class B stockholders, voting together as a single class, voted upon the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2013 fiscal year.

The Class A stockholders elected all five director nominees on which they voted, the Class B stockholders elected all twelve director nominees on which they voted and the Class A stockholders and Class B stockholders approved the ratification of the appointment of KPMG LLP as Cablevision’s independent registered public accounting firm for the 2013 fiscal year. The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with Cablevision’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have ten votes per share with respect to matters on which both classes of shares vote together as a single class. Accordingly, the vote counts for the stockholder vote on the ratification of the appointment of our independent registered accounting firm for the 2013 fiscal year reflect ten votes with respect to each share of Cablevision NY Group Class B common stock.

	For	Withheld	Broker Non-Votes
Election of Directors by Class A stockholders:
Zachary W. Carter	89,978,911	78,623,805	18,739,667
Thomas V. Reifenheiser	85,148,996	83,453,720	18,739,667
John R. Ryan	102,942,274	65,660,442	18,739,667
Vincent Tese	76,174,344	92,428,372	18,739,667
Leonard Tow	81,297,735	87,304,981	18,739,667

Election of Directors by Class B stockholders:
	For	Withheld	Broker Non-Votes

Rand V. Araskog	54,137,673	0	N/A
Edward C. Atwood	54,137,673	0	N/A
Frank J. Biondi	54,137,673	0	N/A
Charles F. Dolan	54,137,673	0	N/A
James L. Dolan	54,137,673	0	N/A
Kathleen M. Dolan	54,137,673	0	N/A
Kristin A. Dolan	54,137,673	0	N/A
Patrick F. Dolan	54,137,673	0	N/A
Thomas C. Dolan	54,137,673	0	N/A
Deborah Dolan-Sweeney	54,137,673	0	N/A
Brian G. Sweeney	54,137,673	0	N/A
Marianne Dolan-Weber	54,137,673	0	N/A

Each of the above nominees for election by the Class B stockholders received the same vote as indicated above.

Ratification of Appointment of KPMG LLP:	For:	724,752,730
	Against:	3,782,757
	Abstain:	183,626

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on each of their behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
(Registrant)

By:	/s/ Victoria D. Salhus
	Name:	Victoria D. Salhus
	Title:	Senior Vice President, Deputy General Counsel and Secretary

CSC HOLDINGS, LLC
(Registrant)

By:	/s/ Victoria D. Salhus
	Name:	Victoria D. Salhus
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Dated: May 24, 2013